Exhibit (99)(a)

Press Release October 17, 2005

WACHOVIA EARNS RECORD $1.06 PER SHARE IN 3rd QUARTER 2005, UP 10%

Strong revenue growth, expense discipline, solid credit quality and customer service excellence drive record net income of $1.67 billion

3rd QUARTER 2005 COMPARED WITH 3rd QUARTER 2004

•	Record revenue up 19 percent, reflecting across-the-board core growth in fee income and the effect of acquisitions.

•	Revenue grew at more than twice the pace of expenses.

•	Merger savings and expense discipline drove improvement in the overhead efficiency ratio to 59.78 percent.

•	Credit quality continued to be exceptional with annualized net charge-offs of 0.10 percent of average loans and total nonperforming assets at a record low 0.37 percent of loans, foreclosed properties and loans held for sale.

•	Solid sales activity, good progress in merger integration, and continued leadership in customer satisfaction and loyalty generated record results.

Earnings Highlights

	Three Months Ended
(In millions, except per share data)	September 30, 2005		June 30, 2005		September 30, 2004
	Amount	EPS	Amount	EPS	Amount	EPS
Earnings
Net income (GAAP)	$1,665	1.06	1,650	1.04	1,263	0.96
Net merger-related expenses	51	0.03	48	0.03	55	0.04

Earnings excluding net merger-related expenses	$1,716	1.09	1,698	1.07	1,318	1.00

Financial ratios
Return on average common stockholders’ equity	13.95%		14.04		15.12
Net interest margin (a)	3.20		3.23		3.36
Fee and other income as % of total revenue (a)	48.40		46.60		46.21
Overhead efficiency ratio (a)	59.78%		59.29		65.20

Capital adequacy (b)
Tier 1 capital ratio	7.40%		7.85		8.34
Total capital ratio	10.75		11.25		11.22
Leverage ratio	5.98%		6.10		6.21

Asset quality
Allowance for loan losses as % of nonaccrual and restructured loans	347%		332		291
Allowance for loan losses as % of loans, net	1.13		1.18		1.33
Allowance for credit losses as % of loans, net (c)	1.20		1.25		1.41
Net charge-offs as % of average loans, net	0.10		0.09		0.15
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.37%		0.44		0.50

(a)	Tax-equivalent.
(b)	The third quarter of 2005 is based on estimates.
(c)	The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments.

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WACHOVIA EARNS $1.06 PER SHARE IN 3rd QUARTER 2005, UP 10%/page 2

CHARLOTTE, N.C. — Wachovia Corp. (NYSE:WB) today reported record net income of $1.67 billion, or a record $1.06 per share, in the third quarter of 2005 compared with $1.26 billion, or 96 cents per share, in the third quarter of 2004.

Excluding after-tax net merger-related expenses of 3 cents per share in the third quarter of 2005 and 4 cents in the third quarter of 2004, third quarter 2005 earnings were $1.72 billion, or a record $1.09 per share, compared with $1.32 billion, or $1.00 per share, in the third quarter of 2004.

“Our record results reflect solid execution on our revenue strategies and merger integration savings, as well as improving efficiency,” said Ken Thompson, Wachovia chairman and chief executive officer. “With 10 percent earnings growth, our diversified business model and unwavering customer focus are clearly serving us well even as our industry faces pressure on profit margins and rising funding costs. We’re extremely proud of the way our employees have maintained their focus on our No. 1 priority: serving our customers – which is crucial as we complete the integration of the former SouthTrust branches this quarter. And we’ve all been inspired and heartened by our employees’ efforts to help their customers and their colleagues in the wake of the recent hurricanes – from making sure each employee was located and safe, to giving up vacation time to volunteer for relief work, to stepping up with cash donations. Their spirit and dedication give me great confidence in our ability to achieve Wachovia’s goals for continued strong growth.”

Wachovia Corporation

	Three Months Ended
(In millions)	September 30, 2005	June 30, 2005	September 30, 2004
Total revenue (Tax-equivalent)	$6,698	6,388	5,629
Provision for credit losses	82	50	43
Noninterest expense	4,004	3,788	3,671
Net income	1,665	1,650	1,263
Average loans, net	228,960	223,881	168,552
Average core deposits	$280,748	275,338	232,989

In the third quarter of 2005 compared with the third quarter of 2004, Wachovia:

•	Increased revenue 19 percent. Revenue growth reflected strong sales production as well as a larger balance sheet. These results include the impact of the acquisitions of SouthTrust Corporation on November 1, 2004, and the Palmer & Cay, Inc., insurance brokerage firm on May 6, 2005.

•	Grew net interest income 14 percent, reflecting higher loans and deposits, largely related to SouthTrust. Middle-market lending led commercial loan growth while consumer loans were led by real estate-secured lending. The deposit mix continued to shift, with core deposit growth driven by certificates of deposit and money market deposits.

•

Generated 25 percent fee and other income growth, generally across the board, with improved service charges and banking fees, higher brokerage and insurance commissions, and solid investment banking fees. Trading

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WACHOVIA EARNS $1.06 PER SHARE IN 3rd QUARTER 2005, UP 10%/page 3 rebounded and principal investing results were strong, although down from a stronger third quarter a year ago. Securities gains were modest.

•	Achieved merger and other expense efficiencies, limiting noninterest expense growth to 9 percent.

•	Recorded a higher provision for credit losses of $82 million. Net charge-offs were $59 million, or an annualized 0.10 percent of average net loans. Total nonperforming assets including loans held for sale were $955 million, or 0.37 percent of loans, foreclosed properties and loans held for sale at September 30, 2005.

Lines of Business

The following discussion covers the results for Wachovia’s four core business segments and is on a segment earnings basis, which excludes net merger-related and restructuring expenses and other intangible amortization. Segment earnings are the basis on which Wachovia manages and allocates capital to its business segments. Pages 13 and 14 include a reconciliation of segment results to Wachovia’s consolidated results of operations in accordance with GAAP.

General Bank Highlights

	Three Months Ended
(In millions)	September 30, 2005	June 30, 2005	September 30, 2004
Total revenue (Tax-equivalent)	$3,250	3,145	2,629
Provision for credit losses	77	68	74
Noninterest expense	1,584	1,514	1,362
Segment earnings	$1,006	989	760
Cash overhead efficiency ratio (Tax-equivalent)	48.74%	48.16	51.80
Average loans, net	$163,801	161,774	124,687
Average core deposits	208,718	205,814	170,188
Economic capital, average	$7,019	6,981	5,123

General Bank

The General Bank includes retail, small business and commercial customers. Results include the impact of the fourth quarter 2004 acquisition of SouthTrust. The third quarter of 2005 compared with the third quarter of 2004 included:

•	24 percent revenue growth driven by higher net interest income and fee and other income, largely due to SouthTrust. Growth also reflected increased debit card interchange fees, mortgage banking income and origination fees.

•	Strength in low-cost core deposits and higher commercial and consumer loans drove the increase in net interest income. Net new retail checking accounts increased by 150,000 in the third quarter of 2005, compared with an increase of 126,000 in the prior year third quarter.

•	26 percent growth in fee and other income generated by higher volume largely reflecting the addition of SouthTrust. In addition, strong debit card interchange income and retail service charges offset continued weakness in commercial service charges related to higher earnings credit rates on commercial customer balances.

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WACHOVIA EARNS $1.06 PER SHARE IN 3rd QUARTER 2005, UP 10%/page 4

•	16 percent growth in noninterest expense due to SouthTrust. Merger efficiencies and expense management offset investment spending to drive a 306 basis point improvement in the overhead efficiency ratio to 48.74 percent.

Capital Management Highlights

	Three Months Ended
(In millions)	September 30, 2005	June 30, 2005	September 30, 2004
Total revenue (Tax-equivalent)	$1,360	1,333	1,266
Provision for credit losses	—	—	—
Noninterest expense	1,111	1,089	1,094
Segment earnings	$156	155	110
Cash overhead efficiency ratio (Tax-equivalent)	81.86%	81.57	86.39
Average loans, net	$694	688	643
Average core deposits	30,700	30,846	29,547
Economic capital, average	$1,399	1,393	1,312

Capital Management

Capital Management includes retail brokerage services and asset management. The third quarter of 2005 compared with the third quarter of 2004 included:

•	7 percent revenue growth on 32 percent growth in brokerage managed account assets to a record $99.7 billion, generating solid growth in recurring income, and improved retail brokerage transaction activity.

•	Net interest income growth of 10 percent largely due to improved deposit pricing.

•	Expense growth of 2 percent on higher brokerage commissions partially offset by efficiencies gained from the completed brokerage integration led to a 453 basis point improvement in the overhead efficiency ratio to 81.86 percent.

•	Total assets under management of $256.5 billion at September 30, 2005, grew modestly from December 31, 2004. Equity assets reached a record $82.7 billion, led by positive equity mutual fund sales and improved equity markets. Total brokerage client assets grew 5 percent from year-end 2004 to a record $683.1 billion at September 30, 2005.

Wealth Management Highlights

	Three Months Ended
(In millions)	September 30, 2005	June 30, 2005	September 30, 2004
Total revenue (Tax-equivalent)	$339	327	274
Provision for credit losses	6	—	(1)
Noninterest expense	235	220	191
Segment earnings	$63	67	53
Cash overhead efficiency ratio (Tax-equivalent)	68.99%	67.34	69.93
Average loans, net	$14,180	13,595	11,204
Average core deposits	13,224	13,198	12,171
Economic capital, average	$528	512	447

Wealth Management

Wealth Management includes private banking, personal trust, investment advisory services, charitable services, financial planning and insurance brokerage. Results include

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WACHOVIA EARNS $1.06 PER SHARE IN 3rd QUARTER 2005, UP 10%/page 5 the impact of the May 6, 2005, acquisition of Palmer & Cay, Inc., an insurance brokerage firm. The third quarter of 2005 compared with the third quarter of 2004 included:

•	Record revenue driven by 34 percent growth in fee and other income and a 14 percent increase in net interest income.

•	Net interest income growth fueled by a 27 percent increase in average loans and a 9 percent increase in average core deposits.

•	Fee and other income included the full quarter impact of the Palmer & Cay acquisition, as well as improved trust and investment management fees due to higher assets under administration in improving markets.

•	Higher provision expense of $6 million. In addition, noninterest expense growth reflected the impact of the Palmer & Cay acquisition and higher incentives related to revenue growth.

Corporate and Investment Bank Highlights

	Three Months Ended
(In millions)	September 30, 2005	June 30, 2005	September 30, 2004
Total revenue (Tax-equivalent)	$1,515	1,272	1,340
Provision for credit losses	(3)	(8)	(15)
Noninterest expense	809	711	682
Segment earnings	$446	357	426
Cash overhead efficiency ratio (Tax-equivalent)	53.39%	55.86	50.86
Average loans, net	$38,783	37,872	32,854
Average core deposits	24,797	22,495	18,597
Economic capital, average	$5,603	5,486	4,603

Corporate and Investment Bank

The Corporate and Investment Bank includes corporate lending, investment banking, and treasury and international trade finance. Third quarter 2005 results compared with the third quarter of 2004 included:

•	13 percent revenue growth reflecting a 29 percent increase in fee and other income offsetting a 6 percent decline in net interest income.

•	Net interest income declined due primarily to a change in the mix of trading assets, which lowered the overall spread in the trading portfolio, and to runoff in a leasing portfolio, partially offset by the addition of SouthTrust.

•	Fee income rose 29 percent with record results in advisory and underwriting, driven by strong merger and acquisition advisory activity, structured products and high yield originations. A recovery in trading profits from third quarter 2004 trading losses also drove the increase.

•	A 19 percent increase in noninterest expense due primarily to higher variable compensation and increased strategic hiring in key positions resulted in a higher overhead efficiency ratio.

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WACHOVIA EARNS $1.06 PER SHARE IN 3rd QUARTER 2005, UP 10%/page 6

•	Strong core deposit growth primarily from higher commercial mortgage servicing and international correspondent banking, and increased loans primarily reflecting higher large corporate loans and the addition of SouthTrust.

•	Economic capital usage increased due to higher loan balances and an increased expense base.

***

Wachovia Corporation (NYSE:WB) is one of the largest providers of financial services to retail, brokerage and corporate customers, with banking operations from Connecticut to Florida and west to Texas, and retail brokerage operations nationwide. Wachovia had assets of $532.4 billion, market capitalization of $73.9 billion and stockholders’ equity of $46.8 billion at September 30, 2005. Its four core businesses, the General Bank, Capital Management, Wealth Management, and the Corporate and Investment Bank, serve 13 million household and business relationships primarily through 3,138 offices in 15 states and Washington, D.C. Its full-service retail brokerage firm, Wachovia Securities, LLC, also serves clients through 702 offices in 49 states and five Latin American countries. The Corporate and Investment Bank serves clients in selected industries nationwide. Global services are offered through 40 offices around the world. Online banking and brokerage products and services also are available through Wachovia.com.

Forward-Looking Statements

This news release contains various forward-looking statements. A discussion of various factors that could cause Wachovia Corporation’s actual results to differ materially from those expressed in such forward-looking statements is included in Wachovia’s filings with the Securities and Exchange Commission, including its Current Report on Form 8-K dated October 17, 2005.

Explanation of Wachovia’s Use of Certain Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this news release includes certain non-GAAP financial measures, including those presented on page 1 and on page 10 under the captions “Earnings Excluding Merger-Related and Restructuring Expenses” and “Earnings Excluding Merger-Related and Restructuring Expenses, and Other Intangible Amortization”, and which are reconciled to GAAP financial measures on pages 21 and 22. In addition, in this news release certain designated net interest income amounts are presented on a tax-equivalent basis, including the calculation of the overhead efficiency ratio.

Wachovia believes these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the company, its business and performance trends and facilitates comparisons with the performance of others in the financial services industry. Specifically, Wachovia believes the exclusion of merger-related and restructuring expenses and the cumulative effect of a change in accounting principle permits evaluation and a comparison of results for on-going business operations, and it is on this basis that Wachovia’s management internally assesses the company’s performance. Those non-operating items are excluded from Wachovia’s segment measures used internally to evaluate segment performance in accordance with GAAP because management does not consider them particularly relevant or useful in evaluating the operating performance of our business segments. In addition, because of the significant amount of deposit base intangible amortization, Wachovia believes the exclusion of this expense provides investors with consistent and meaningful comparisons to other financial services firms. Wachovia’s management makes recommendations to its board of directors about dividend payments based on reported earnings excluding merger-related and restructuring expenses, other intangible amortization and the cumulative effect of a change in accounting principle, and has communicated certain dividend payout ratio goals to investors on this basis. Management believes this payout ratio is useful to investors because it provides investors with a better understanding of and permits investors to monitor Wachovia’s dividend payout policy. Wachovia also believes the presentation of net interest income on a tax-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry standards. Wachovia operates one of the largest retail brokerage businesses in our industry, and we have presented an overhead efficiency ratio excluding these brokerage services, which management believes is useful to investors in comparing the performance of our banking business with other banking companies.

Although Wachovia believes the above non-GAAP financial measures enhance investors’ understanding of its business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP basis financial measures.

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WACHOVIA EARNS $1.06 PER SHARE IN 3rd QUARTER 2005, UP 10%/page 7

Additional Information

The proposed acquisition by Wachovia of Westcorp and WFS Financial Inc will be submitted to Westcorp’s and WFS Financial’s shareholders for their consideration. Wachovia will file a registration statement, which will include a proxy statement/prospectus, Westcorp and WFS Financial will file a proxy statement, and each of Wachovia, Westcorp and WFS Financial may file other relevant documents concerning the proposed mergers with the SEC. Shareholders are urged to read the registration statement and the proxy statement/prospectus regarding the proposed transaction when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Shareholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Wachovia, Westcorp and WFS Financial, at the SEC’s website (http://www.sec.gov). Shareholders will also be able to obtain these documents, free of charge, at Wachovia’s website (http://www.wachovia.com) under the tab “Inside Wachovia – Investor Relations” and then under the heading “Financial Reports – SEC Filings”. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Wachovia Corporation, Investor Relations, One Wachovia Center, 301 South College Street, Charlotte, NC 28288-0206, (704)-374-6782; or to Westcorp or WFS Financial, Attn: Investor Relations, 23 Pasteur, Irvine, CA 92618, (949)-727-1002.

Wachovia, Westcorp and WFS Financial and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Westcorp and/or WFS Financial in connection with the proposed transaction. Information about the directors and executive officers of Wachovia is set forth in the proxy statement for Wachovia’s 2005 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 14, 2005. Information about the directors and executive officers of Westcorp is set forth in the proxy statement for Westcorp’s 2005 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 28, 2005, and information about the directors and executive officers of WFS Financial is set forth in the proxy statement for WFS Financial’s 2005 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 28, 2005. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Earnings Conference Call and Supplemental Materials

Wachovia CEO Ken Thompson and CFO Bob Kelly will review Wachovia’s third quarter 2005 results in a conference call and audio webcast beginning at 9 a.m. Eastern Time today. This review may include a discussion of certain non-GAAP financial measures. Supplemental materials relating to third quarter results, which also include a reconciliation of any non-GAAP measures to Wachovia’s reported financials, are available on the Internet at Wachovia.com/investor, and investors are encouraged to access these materials in advance of the conference call.

Webcast Instructions: To gain access to the webcast, which will be “listen-only,” go to Wachovia.com/investor and click on the link “Wachovia Third Quarter Earnings Audio Webcast.” In order to listen to the webcast, you will need to download either Real Player or Media Player.

Teleconference Instructions: The telephone number for the conference call is 1-888-357-9787 for U.S. callers or 1-706-679-7342 for international callers. You will be asked to tell the answering coordinator your name and the name of your firm. Mention the conference Access Code: Wachovia.

Replay: Monday, October 17, at 12:30 p.m. ET and continuing through 5 p.m. ET Friday, November 18. Replay telephone number is 1-706-645-9291; access code 9323539.

***

Investors seeking further information should contact the Investor Relations team: Alice Lehman at 704-374-4139, Ellen Taylor at 704-383-1381 or Jeff Richardson at 704-383-8250. Media seeking further information should contact the Corporate Media Relations team: Mary Eshet at 704-383-7777 or Christy Phillips at 704-383-8178.

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WACHOVIA CORPORATION AND SUBSIDIARIES

FINANCIAL TABLES

WACHOVIA CORPORATION AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	2005			2004
(Dollars in millions, except per share data)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
EARNINGS SUMMARY
Net interest income (GAAP)	$3,403	3,358	3,413	3,297	2,965
Tax-equivalent adjustment	53	53	61	60	63

Net interest income (Tax-equivalent)	3,456	3,411	3,474	3,357	3,028
Fee and other income	3,242	2,977	2,995	2,804	2,601

Total revenue (Tax-equivalent)	6,698	6,388	6,469	6,161	5,629
Provision for credit losses	82	50	36	109	43
Other noninterest expense	3,820	3,591	3,696	3,605	3,445
Merger-related and restructuring expenses	83	90	61	116	127
Other intangible amortization	101	107	115	113	99

Total noninterest expense	4,004	3,788	3,872	3,834	3,671
Minority interest in income of consolidated subsidiaries	104	71	64	54	28

Income before income taxes (Tax-equivalent)	2,508	2,479	2,497	2,164	1,887
Tax-equivalent adjustment	53	53	61	60	63
Income taxes	790	776	815	656	561

Net income	$1,665	1,650	1,621	1,448	1,263

Diluted earnings per common share	$1.06	1.04	1.01	0.95	0.96
Return on average common stockholders’ equity	13.95%	14.04	13.92	13.50	15.12
Return on average assets	1.29	1.31	1.31	1.22	1.18
Overhead efficiency ratio	59.78%	59.29	59.86	62.23	65.20
Operating leverage	$92	5	269	368	(55)

ASSET QUALITY
Allowance for loan losses as % of loans, net	1.13%	1.18	1.20	1.23	1.33
Allowance for loan losses as % of nonperforming assets	303	284	262	251	258
Allowance for credit losses as % of loans, net	1.20	1.25	1.27	1.30	1.41
Net charge-offs as % of average loans, net	0.10	0.09	0.08	0.23	0.15
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.37%	0.44	0.50	0.53	0.50

CAPITAL ADEQUACY (a)
Tier I capital ratio	7.40%	7.85	7.91	8.01	8.34
Total capital ratio	10.75	11.25	11.40	11.11	11.22
Leverage ratio	5.98%	6.10	5.99	6.38	6.21

OTHER DATA
Average diluted common shares (In millions)	1,575	1,591	1,603	1,518	1,316
Actual common shares (In millions)	1,553	1,577	1,576	1,588	1,308
Dividends paid per common share	$0.51	0.46	0.46	0.46	0.40
Dividend payout ratio on common shares	48.11%	44.23	45.54	48.42	41.67
Book value per common share	$30.10	30.37	29.48	29.79	25.92
Common stock price	47.59	49.60	50.91	52.60	46.95
Market capitalization	$73,930	78,236	80,256	83,537	61,395
Common stock price to book value	158%	163	173	177	181
FTE employees	92,907	93,385	93,669	96,030	84,503
Total financial centers/brokerage offices	3,840	3,825	3,970	3,971	3,215
ATMs	5,119	5,089	5,234	5,321	4,395

(a)	The third quarter of 2005 is based on estimates.

WACHOVIA CORPORATION AND SUBSIDIARIES

OTHER FINANCIAL DATA

(Unaudited)

	2005			2004
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES (a) (b)
Return on average common stockholders’ equity	14.36%	14.43	14.19	13.95	15.72
Return on average assets	1.33	1.35	1.34	1.26	1.24
Overhead efficiency ratio	58.55	57.87	58.92	60.34	62.96
Overhead efficiency ratio excluding brokerage	54.04%	52.85	54.12	54.99	57.54
Operating leverage	$84	35	214	358	(30)

EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES, AND OTHER INTANGIBLE AMORTIZATION (a) (b) (c)
Dividend payout ratio on common shares	45.13%	41.44	42.59	44.23	38.10
Return on average tangible common stockholders’ equity	29.14	29.50	28.86	26.59	26.28
Return on average tangible assets	1.45	1.48	1.46	1.38	1.33
Overhead efficiency ratio	57.06	56.19	57.15	58.50	61.20
Overhead efficiency ratio excluding brokerage	52.27%	50.85	52.01	52.77	55.42
Operating leverage	$77	27	215	373	(38)

OTHER FINANCIAL DATA
Net interest margin	3.20%	3.23	3.31	3.37	3.36
Fee and other income as % of total revenue	48.40	46.60	46.30	45.50	46.21
Effective income tax rate	32.21	32.02	33.42	31.20	30.71
Tax rate (Tax-equivalent) (d)	33.63%	33.50	35.05	33.14	33.04

AVERAGE BALANCE SHEET DATA
Commercial loans, net	$132,637	131,195	127,703	116,599	96,860
Consumer loans, net	96,323	92,686	93,472	79,928	71,692
Loans, net	228,960	223,881	221,175	196,527	168,552
Earning assets	431,346	422,534	421,047	397,490	359,909
Total assets	511,567	503,361	500,486	472,431	424,399
Core deposits	280,748	275,338	271,095	260,627	232,989
Total deposits	306,371	297,194	294,674	280,051	248,245
Interest-bearing liabilities	375,782	367,828	365,516	343,489	314,310
Stockholders’ equity	$47,328	47,114	47,231	42,644	33,246

PERIOD-END BALANCE SHEET DATA
Commercial loans, net	$141,063	136,115	134,696	131,196	102,524
Consumer loans, net	98,670	94,172	92,570	92,644	71,980
Loans, net	239,733	230,287	227,266	223,840	174,504
Goodwill and other intangible assets
Goodwill	21,857	21,861	21,635	21,526	11,481
Deposit base	779	861	951	1,048	484
Customer relationships	416	427	387	443	372
Tradename	90	90	90	90	90
Total assets	532,381	511,840	506,833	493,324	436,698
Core deposits	287,732	275,281	273,883	274,588	237,315
Total deposits	320,439	299,910	297,657	295,053	252,981
Stockholders’ equity	$46,757	47,904	46,467	47,317	33,897

(a)	These financial measures are calculated by excluding from GAAP computed net income presented on page 9, $51 million, $48 million, $31 million, $53 million and $55 million in the third, second and first quarters of 2005, and in the fourth and third quarters of 2004, respectively, of after-tax net merger-related and restructuring expenses.
(b)	See page 9 for the most directly comparable GAAP financial measure and pages 21 and 22 for a more detailed reconciliation.
(c)	These financial measures are calculated by excluding from GAAP computed net income presented on page 9, $63 million, $69 million, $72 million, $74 million and $62 million in the third, second and first quarters of 2005, and in the fourth and third quarters of 2004, respectively, of deposit base and other intangible amortization.
(d)	The tax-equivalent tax rate applies to fully tax-equivalized revenues.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	2005			2004
(In millions, except per share data)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
INTEREST INCOME
Interest and fees on loans	$3,588	3,362	3,174	2,814	2,393
Interest and dividends on securities	1,434	1,437	1,426	1,232	1,156
Trading account interest	403	354	378	388	325
Other interest income	635	549	475	535	427

Total interest income	6,060	5,702	5,453	4,969	4,301

INTEREST EXPENSE
Interest on deposits	1,408	1,221	1,050	860	691
Interest on short-term borrowings	742	670	601	492	396
Interest on long-term debt	507	453	389	320	249

Total interest expense	2,657	2,344	2,040	1,672	1,336

Net interest income	3,403	3,358	3,413	3,297	2,965
Provision for credit losses	82	50	36	109	43

Net interest income after provision for credit losses	3,321	3,308	3,377	3,188	2,922

FEE AND OTHER INCOME
Service charges	555	528	513	519	499
Other banking fees	385	355	351	343	313
Commissions	615	603	599	620	568
Fiduciary and asset management fees	732	728	714	700	668
Advisory, underwriting and other investment banking fees	294	257	233	271	237
Trading account profits (losses)	146	17	99	(16)	(60)
Principal investing	166	41	59	7	201
Securities gains (losses)	29	136	(2)	23	(71)
Other income	320	312	429	337	246

Total fee and other income	3,242	2,977	2,995	2,804	2,601

NONINTEREST EXPENSE
Salaries and employee benefits	2,476	2,324	2,401	2,239	2,118
Occupancy	260	271	250	260	234
Equipment	276	269	265	272	268
Advertising	50	48	44	51	46
Communications and supplies	158	158	162	163	149
Professional and consulting fees	167	155	127	179	134
Other intangible amortization	101	107	115	113	99
Merger-related and restructuring expenses	83	90	61	116	127
Sundry expense	433	366	447	441	496

Total noninterest expense	4,004	3,788	3,872	3,834	3,671

Minority interest in income of consolidated subsidiaries	104	71	64	54	28

Income before income taxes	2,455	2,426	2,436	2,104	1,824
Income taxes	790	776	815	656	561

Net income	$1,665	1,650	1,621	1,448	1,263

PER COMMON SHARE DATA
Basic earnings	$1.07	1.05	1.03	0.97	0.97
Diluted earnings	1.06	1.04	1.01	0.95	0.96
Cash dividends	$0.51	0.46	0.46	0.46	0.40
AVERAGE COMMON SHARES
Basic	1,549	1,564	1,571	1,487	1,296
Diluted	1,575	1,591	1,603	1,518	1,316

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Nine Months Ended September 30,
(In millions, except per share data)	2005	2004
INTEREST INCOME
Interest and fees on loans	$10,124	7,044
Interest and dividends on securities	4,297	3,407
Trading account interest	1,135	759
Other interest income	1,659	1,109

Total interest income	17,215	12,319

INTEREST EXPENSE
Interest on deposits	3,679	1,993
Interest on short-term borrowings	2,013	1,011
Interest on long-term debt	1,349	651

Total interest expense	7,041	3,655

Net interest income	10,174	8,664
Provision for credit losses	168	148

Net interest income after provision for credit losses	10,006	8,516

FEE AND OTHER INCOME
Service charges	1,596	1,459
Other banking fees	1,091	883
Commissions	1,817	1,981
Fiduciary and asset management fees	2,174	2,072
Advisory, underwriting and other investment banking fees	784	640
Trading account profits	262	51
Principal investing	266	254
Securities gains (losses)	163	(33)
Other income	1,061	668

Total fee and other income	9,214	7,975

NONINTEREST EXPENSE
Salaries and employee benefits	7,201	6,464
Occupancy	781	687
Equipment	810	780
Advertising	142	142
Communications and supplies	478	457
Professional and consulting fees	449	369
Other intangible amortization	323	318
Merger-related and restructuring expenses	234	328
Sundry expense	1,246	1,287

Total noninterest expense	11,664	10,832

Minority interest in income of consolidated subsidiaries	239	130

Income before income taxes	7,317	5,529
Income taxes	2,381	1,763

Net income	$4,936	3,766

PER COMMON SHARE DATA
Basic earnings	$3.16	2.90
Diluted earnings	3.10	2.85
Cash dividends	$1.43	1.20
AVERAGE COMMON SHARES
Basic	1,561	1,299
Diluted	1,590	1,321

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended September 30, 2005
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$2,434	171	147	549	155	(53)	3,403
Fee and other income	760	1,201	191	1,011	79	—	3,242
Intersegment revenue	56	(12)	1	(45)	—	—	—

Total revenue (a)	3,250	1,360	339	1,515	234	(53)	6,645
Provision for credit losses	77	—	6	(3)	2	—	82
Noninterest expense	1,584	1,111	235	809	182	83	4,004
Minority interest	—	—	—	—	105	(1)	104
Income taxes (benefits)	573	92	35	242	(121)	(31)	790
Tax-equivalent adjustment	10	1	—	21	21	(53)	—

Net income	$1,006	156	63	446	45	(51)	1,665

	Three Months Ended June 30, 2005
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$2,409	157	143	522	180	(53)	3,358
Fee and other income	687	1,188	183	789	130	—	2,977
Intersegment revenue	49	(12)	1	(39)	1	—	—

Total revenue (a)	3,145	1,333	327	1,272	311	(53)	6,335
Provision for credit losses	68	—	—	(8)	(10)	—	50
Noninterest expense	1,514	1,089	220	711	164	90	3,788
Minority interest	—	—	—	—	85	(14)	71
Income taxes (benefits)	564	89	40	185	(74)	(28)	776
Tax-equivalent adjustment	10	—	—	27	16	(53)	—

Net income	$989	155	67	357	130	(48)	1,650

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended September 30, 2004
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$1,985	155	129	587	172	(63)	2,965
Fee and other income	601	1,124	143	786	(53)	—	2,601
Intersegment revenue	43	(13)	2	(33)	1	—	—

Total revenue (a)	2,629	1,266	274	1,340	120	(63)	5,566
Provision for credit losses	74	—	(1)	(15)	(15)	—	43
Noninterest expense	1,362	1,094	191	682	215	127	3,671
Minority interest	—	—	—	—	65	(37)	28
Income taxes (benefits)	423	62	31	217	(137)	(35)	561
Tax-equivalent adjustment	10	—	—	30	23	(63)	—

Net income (loss)	$760	110	53	426	(31)	(55)	1,263

(a)	Tax-equivalent.
(b)	The tax-equivalent amounts are eliminated herein in order for “Total” amounts to agree with amounts appearing in the Consolidated Statements of Income.

WACHOVIA CORPORATION AND SUBSIDIARIES

LOANS—ON-BALANCE SHEET, AND MANAGED AND SERVICING PORTFOLIOS

(Unaudited)

	2005			2004
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
ON-BALANCE SHEET LOAN PORTFOLIO COMMERCIAL
Commercial, financial and agricultural	$83,241	80,528	78,669	75,095	59,271
Real estate—construction and other	13,653	13,216	12,713	12,673	6,985
Real estate—mortgage	19,864	19,724	20,707	20,742	14,771
Lease financing	25,022	24,836	25,013	25,000	24,042
Foreign	8,888	7,549	7,504	7,716	7,402

Total commercial	150,668	145,853	144,606	141,226	112,471

CONSUMER
Real estate secured	80,128	76,213	74,631	74,161	54,965
Student loans	11,458	10,828	10,795	10,468	10,207
Installment loans	6,745	6,783	6,808	7,684	6,410

Total consumer	98,331	93,824	92,234	92,313	71,582

Total loans	248,999	239,677	236,840	233,539	184,053
Unearned income	9,266	9,390	9,574	9,699	9,549

Loans, net (On-balance sheet)	$239,733	230,287	227,266	223,840	174,504

MANAGED PORTFOLIO (a)
COMMERCIAL
On-balance sheet loan portfolio	$150,668	145,853	144,606	141,226	112,471
Securitized loans—off-balance sheet	1,263	1,293	1,402	1,734	1,823
Loans held for sale	4,039	1,783	1,117	2,112	1,993

Total commercial	155,970	148,929	147,125	145,072	116,287

CONSUMER
Real estate secured
On-balance sheet loan portfolio	80,128	76,213	74,631	74,161	54,965
Securitized loans—off-balance sheet	9,255	10,199	6,979	7,570	6,567
Securitized loans included in securities	4,218	4,426	4,626	4,838	8,909
Loans held for sale	12,660	11,923	11,925	10,452	15,602

Total real estate secured	106,261	102,761	98,161	97,021	86,043

Student
On-balance sheet loan portfolio	11,458	10,828	10,795	10,468	10,207
Securitized loans—off-balance sheet	341	382	423	463	554
Loans held for sale	—	16	65	128	160

Total student	11,799	11,226	11,283	11,059	10,921

Installment
On-balance sheet loan portfolio	6,745	6,783	6,808	7,684	6,410
Securitized loans—off-balance sheet	2,228	2,662	1,930	2,184	2,489
Securitized loans included in securities	146	163	155	195	195
Loans held for sale	1,339	809	1,066	296	—

Total installment	10,458	10,417	9,959	10,359	9,094

Total consumer	128,518	124,404	119,403	118,439	106,058

Total managed portfolio	$284,488	273,333	266,528	263,511	222,345

SERVICING PORTFOLIO (b)
Commercial	$158,650	152,923	140,493	136,578	130,313
Consumer	$57,391	53,261	46,552	40,053	31,549

(a)	The managed portfolio includes the on-balance sheet loan portfolio, loans securitized for which the assets are classified in securities on-balance sheet, loans held for sale on-balance sheet and the off-balance sheet portfolio of securitized loans sold, where we service the loans.
(b)	The servicing portfolio consists of third party commercial and consumer loans for which our sole function is that of servicing the loans for the third parties.

WACHOVIA CORPORATION AND SUBSIDIARIES

ALLOWANCE FOR LOAN LOSSES AND NONPERFORMING ASSETS

(Unaudited)

	2005			2004
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
ALLOWANCE FOR LOAN LOSSES (a)
Balance, beginning of period	$2,718	2,732	2,757	2,324	2,331
Provision for credit losses	74	48	33	95	63
Provision for credit losses relating to loans transferred to loans held for sale or sold	12	—	1	(6)	(8)
Balance of acquired entities at purchase date	—	—	—	510	—
Allowance relating to loans acquired, transferred to loans held for sale or sold	(26)	(11)	(13)	(51)	3
Net charge-offs	(59)	(51)	(46)	(115)	(65)

Balance, end of period	$2,719	2,718	2,732	2,757	2,324

as % of loans, net	1.13%	1.18	1.20	1.23	1.33

as % of nonaccrual and restructured loans (b)	347%	332	300	289	291

as % of nonperforming assets (b)	303%	284	262	251	258

LOAN LOSSES
Commercial, financial and agricultural	$43	35	26	82	50
Commercial real estate—construction and mortgage	9	—	1	4	3
Consumer	71	75	67	74	70

Total loan losses	123	110	94	160	123

LOAN RECOVERIES
Commercial, financial and agricultural	35	25	26	27	41
Commercial real estate—construction and mortgage	2	1	—	—	1
Consumer	27	33	22	18	16

Total loan recoveries	64	59	48	45	58

Net charge-offs	$59	51	46	115	65

Commercial loans net charge-offs as % of average commercial loans, net (c)	0.05%	0.03	—	0.20	0.05
Consumer loans net charge-offs as % of average consumer loans, net (c)	0.18	0.18	0.19	0.28	0.30
Total net charge-offs as % of average loans, net (c)	0.10%	0.09	0.08	0.23	0.15

NONPERFORMING ASSETS
Nonaccrual loans
Commercial, financial and agricultural	$445	497	527	585	534
Commercial real estate—construction and mortgage	120	88	131	127	42
Consumer real estate secured	209	221	239	230	211
Installment loans	10	13	13	13	11

Total nonaccrual loans	784	819	910	955	798
Foreclosed properties (d)	112	138	132	145	101

Total nonperforming assets	$896	957	1,042	1,100	899

Nonperforming loans included in loans held for sale (e)	$59	111	159	157	57
Nonperforming assets included in loans and in loans held for sale	$955	1,068	1,201	1,257	956

as % of loans, net, and foreclosed properties (b)	0.37%	0.42	0.46	0.49	0.51

as % of loans, net, foreclosed properties and loans held for sale (e)	0.37%	0.44	0.50	0.53	0.50

Accruing loans past due 90 days	$525	521	510	522	428

(a)	At September 30, 2005, the reserve for unfunded lending commitments was $154 million.
(b)	These ratios do not include nonperforming loans included in loans held for sale.
(c)	Annualized.
(d)	Restructured loans are not significant.
(e)	These ratios reflect nonperforming loans included in loans held for sale. Loans held for sale are recorded at the lower of cost or market value, and accordingly, the amounts shown and included in the ratios are net of the transferred allowance for loan losses and the lower of cost or market value adjustments.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	2005			2004
(In millions, except per share data)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
ASSETS
Cash and due from banks	$12,976	12,464	12,043	11,714	10,355
Interest-bearing bank balances	2,492	2,852	1,285	4,441	7,664
Federal funds sold and securities purchased under resale agreements	27,083	22,528	24,899	22,436	30,629

Total cash and cash equivalents	42,551	37,844	38,227	38,591	48,648

Trading account assets	49,646	46,519	47,149	45,932	45,129
Securities	117,195	117,906	116,731	110,597	102,157
Loans, net of unearned income	239,733	230,287	227,266	223,840	174,504
Allowance for loan losses	(2,719)	(2,718)	(2,732)	(2,757)	(2,324)

Loans, net	237,014	227,569	224,534	221,083	172,180

Loans held for sale	18,038	14,531	14,173	12,988	17,755
Premises and equipment	5,352	5,354	5,260	5,268	4,150
Due from customers on acceptances	882	826	826	718	563
Goodwill	21,857	21,861	21,635	21,526	11,481
Other intangible assets	1,285	1,378	1,428	1,581	946
Other assets	38,561	38,052	36,870	35,040	33,689

Total assets	$532,381	511,840	506,833	493,324	436,698

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	68,402	63,079	61,626	64,197	52,524
Interest-bearing deposits	252,037	236,831	236,031	230,856	200,457

Total deposits	320,439	299,910	297,657	295,053	252,981
Short-term borrowings	78,184	75,726	73,401	63,406	67,589
Bank acceptances outstanding	932	859	866	755	570
Trading account liabilities	19,815	19,827	22,418	21,709	22,704
Other liabilities	16,504	15,750	15,281	15,507	14,838
Long-term debt	45,846	49,006	47,932	46,759	41,444

Total liabilities	481,720	461,078	457,555	443,189	400,126

Minority interest in net assets of consolidated subsidiaries	3,904	2,858	2,811	2,818	2,675

STOCKHOLDERS’ EQUITY
Dividend Equalization Preferred shares, no par value, 97 million shares issued and outstanding at September 30, 2005	—	—	—	—	—
Common stock, $3.33-1/3 par value; authorized 3 billion shares, outstanding 1.553 billion shares at September 30, 2005	5,178	5,258	5,255	5,294	4,359
Paid-in capital	30,821	31,038	30,976	31,120	18,095
Retained earnings	11,086	11,079	10,319	10,178	10,449
Accumulated other comprehensive income, net	(328)	529	(83)	725	994

Total stockholders’ equity	46,757	47,904	46,467	47,317	33,897

Total liabilities and stockholders’ equity	$532,381	511,840	506,833	493,324	436,698

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

	THIRD QUARTER 2005			SECOND QUARTER 2005
(In millions)	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid
ASSETS
Interest-bearing bank balances	$2,417	21	3.46%	$2,649	20	3.07%
Federal funds sold and securities purchased under resale agreements	24,451	216	3.50	24,676	189	3.08
Trading account assets	33,720	423	5.01	31,879	377	4.73
Securities	114,902	1,461	5.08	115,006	1,469	5.11
Loans
Commercial
Commercial, financial and agricultural	81,488	1,184	5.77	80,213	1,084	5.42
Real estate—construction and other	13,322	201	5.96	12,885	177	5.53
Real estate—mortgage	19,684	302	6.09	20,204	288	5.71
Lease financing	9,979	178	7.15	10,252	183	7.11
Foreign	8,164	80	3.88	7,641	68	3.55

Total commercial	132,637	1,945	5.82	131,195	1,800	5.50

Consumer
Real estate secured	78,088	1,166	5.97	74,799	1,072	5.74
Student loans	11,267	144	5.07	10,995	129	4.72
Installment loans	6,968	124	7.04	6,892	115	6.75

Total consumer	96,323	1,434	5.94	92,686	1,316	5.69

Total loans	228,960	3,379	5.87	223,881	3,116	5.58

Loans held for sale	16,567	244	5.90	14,024	194	5.51
Other earning assets	10,329	138	5.27	10,419	125	4.84

Total earning assets excluding derivatives	431,346	5,882	5.43	422,534	5,490	5.20
Risk management derivatives (a)	—	231	0.21	—	265	0.26

Total earning assets including derivatives	431,346	6,113	5.64	422,534	5,755	5.46

Cash and due from banks	12,277			12,389
Other assets	67,944			68,438

Total assets	$511,567			$503,361

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	78,961	220	1.10	80,113	194	0.97
Money market accounts	97,746	529	2.15	94,990	455	1.92
Other consumer time	41,063	325	3.13	38,064	273	2.87
Foreign	15,285	123	3.18	11,857	81	2.75
Other time	10,338	109	4.21	9,999	78	3.09

Total interest-bearing deposits	243,393	1,306	2.13	235,023	1,081	1.84
Federal funds purchased and securities sold under repurchase agreements	56,426	460	3.24	53,984	375	2.79
Commercial paper	12,664	108	3.39	13,365	97	2.91
Securities sold short	9,040	77	3.38	10,648	92	3.49
Other short-term borrowings	6,471	29	1.80	6,694	30	1.82
Long-term debt	47,788	536	4.48	48,114	528	4.39

Total interest-bearing liabilities excluding derivatives	375,782	2,516	2.66	367,828	2,203	2.40
Risk management derivatives (a)	—	141	0.15	—	141	0.16

Total interest-bearing liabilities including derivatives	375,782	2,657	2.81	367,828	2,344	2.56

Noninterest-bearing deposits	62,978			62,171
Other liabilities	25,479			26,248
Stockholders’ equity	47,328			47,114

Total liabilities and stockholders’ equity	$511,567			$503,361

Interest income and rate earned—including derivatives		$6,113	5.64%		$5,755	5.46%
Interest expense and equivalent rate paid—including derivatives		2,657	2.44		2,344	2.23

Net interest income and margin—including derivatives		$3,456	3.20%		$3,411	3.23%

(a)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

FIRST QUARTER 2005			FOURTH QUARTER 2004			THIRD QUARTER 2004
Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid

$2,484	16	2.62%	$3,909	18	1.85%	$3,153	12	1.52%
24,272	153	2.55	24,722	123	1.99	26,419	96	1.44
35,147	402	4.59	36,517	411	4.49	32,052	348	4.34
114,961	1,477	5.15	103,879	1,297	5.00	101,493	1,237	4.88

76,651	960	5.08	69,394	836	4.79	58,278	642	4.40
12,608	156	5.01	10,537	120	4.53	6,683	67	4.02
20,739	271	5.31	19,035	237	4.95	14,877	170	4.54
10,513	182	6.94	10,185	180	7.07	9,692	178	7.33
7,192	58	3.28	7,448	58	3.10	7,330	47	2.51

127,703	1,627	5.16	116,599	1,431	4.88	96,860	1,104	4.54

74,658	1,037	5.57	62,083	853	5.49	54,288	732	5.38
11,003	120	4.41	10,560	107	4.04	10,145	97	3.80
7,811	122	6.31	7,285	111	6.12	7,259	107	5.86

93,472	1,279	5.49	79,928	1,071	5.35	71,692	936	5.21

221,175	2,906	5.30	196,527	2,502	5.08	168,552	2,040	4.83

12,869	166	5.19	21,405	261	4.89	17,119	186	4.34
10,139	115	4.58	10,531	104	3.89	11,121	96	3.43

421,047	5,235	5.00	397,490	4,716	4.74	359,909	4,015	4.45
—	279	0.27	—	313	0.31	—	349	0.39

421,047	5,514	5.27	397,490	5,029	5.05	359,909	4,364	4.84

12,661			11,870			11,159
66,778			63,071			53,331

$500,486			$472,431			$424,399

81,071	161	0.81	79,476	128	0.64	73,171	93	0.51
93,477	357	1.55	90,382	271	1.19	81,525	197	0.96
36,005	239	2.70	32,540	212	2.58	26,860	180	2.68
10,996	61	2.26	9,486	46	1.92	7,453	27	1.42
12,583	83	2.67	9,938	56	2.31	7,803	39	1.98

234,132	901	1.56	221,822	713	1.28	196,812	536	1.08
51,395	312	2.46	47,264	233	1.96	47,052	164	1.39
13,553	82	2.45	11,840	58	1.94	12,065	43	1.42
12,681	102	3.25	12,694	102	3.18	12,388	96	3.09
6,370	26	1.63	5,859	19	1.33	6,042	15	0.91
47,385	493	4.17	44,010	443	4.02	39,951	404	4.05

365,516	1,916	2.12	343,489	1,568	1.82	314,310	1,258	1.60
—	124	0.14	—	104	0.12	—	78	0.09

365,516	2,040	2.26	343,489	1,672	1.94	314,310	1,336	1.69

60,542			58,229			51,433
27,197			28,069			25,410
47,231			42,644			33,246

$500,486			$472,431			$424,399

	$5,514	5.27%		$5,029	5.05%		$4,364	4.84%
	2,040	1.96		1,672	1.68		1,336	1.48

	$3,474	3.31%		$3,357	3.37%		$3,028	3.36%

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

	NINE MONTHS ENDED 2005			NINE MONTHS ENDED 2004
(In millions)	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid
ASSETS
Interest-bearing bank balances	$2,516	57	3.05%	$3,467	33	1.27%
Federal funds sold and securities purchased under resale agreements	24,467	558	3.05	25,013	219	1.17
Trading account assets	33,577	1,202	4.78	26,402	828	4.18
Securities	114,956	4,407	5.11	99,980	3,654	4.87
Loans
Commercial
Commercial, financial and agricultural	79,469	3,228	5.43	56,805	1,817	4.28
Real estate—construction and other	12,941	534	5.51	6,339	176	3.71
Real estate—mortgage	20,205	861	5.70	15,048	488	4.33
Lease financing	10,246	543	7.07	7,890	541	9.14
Foreign	7,669	206	3.59	7,043	129	2.44

Total commercial	130,530	5,372	5.50	93,125	3,151	4.52

Consumer
Real estate secured	75,861	3,275	5.76	52,525	2,128	5.40
Student loans	11,089	393	4.74	9,666	265	3.66
Installment loans	7,221	361	6.69	8,493	363	5.70

Total consumer	94,171	4,029	5.71	70,684	2,756	5.20

Total loans	224,701	9,401	5.59	163,809	5,907	4.81

Loans held for sale	14,500	604	5.56	15,168	478	4.20
Other earning assets	10,296	378	4.90	11,241	262	3.12

Total earning assets excluding derivatives	425,013	16,607	5.22	345,080	11,381	4.40
Risk management derivatives (a)	—	775	0.24	—	1,128	0.44

Total earning assets including derivatives	425,013	17,382	5.46	345,080	12,509	4.84

Cash and due from banks	12,441			11,123
Other assets	67,724			55,231

Total assets	$505,178			$411,434

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	80,041	575	0.96	69,594	241	0.46
Money market accounts	95,420	1,341	1.88	75,881	523	0.92
Other consumer time	38,395	837	2.91	26,881	545	2.71
Foreign	12,728	265	2.78	7,412	69	1.25
Other time	10,966	270	3.29	7,751	107	1.83

Total interest-bearing deposits	237,550	3,288	1.85	187,519	1,485	1.06
Federal funds purchased and securities sold under repurchase agreements	53,954	1,147	2.84	47,340	404	1.14
Commercial paper	13,191	287	2.91	12,099	105	1.16
Securities sold short	10,776	271	3.37	10,464	216	2.76
Other short-term borrowings	6,511	85	1.75	6,165	36	0.76
Long-term debt	47,764	1,557	4.35	38,359	1,146	3.99

Total interest-bearing liabilities excluding derivatives	369,746	6,635	2.40	301,946	3,392	1.50
Risk management derivatives (a)	—	406	0.14	—	263	0.12

Total interest-bearing liabilities including derivatives	369,746	7,041	2.54	301,946	3,655	1.62

Noninterest-bearing deposits	61,906			49,508
Other liabilities	26,301			27,152
Stockholders’ equity	47,225			32,828

Total liabilities and stockholders’ equity	$505,178			$411,434

Interest income and rate earned—including derivatives		$17,382	5.46%		$12,509	4.84%
Interest expense and equivalent rate paid—including derivatives		7,041	2.21		3,655	1.42

Net interest income and margin—including derivatives		$10,341	3.25%		$8,854	3.42%

(a)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2005			2004
(In millions, except per share data)	*	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
NET INCOME
Net income (GAAP)	A	$1,665	1,650	1,621	1,448	1,263
After tax merger-related and restructuring expenses (GAAP)		51	48	31	53	55

Net income, excluding after tax merger-related and restructuring expenses	B	1,716	1,698	1,652	1,501	1,318
After tax other intangible amortization (GAAP)		63	69	72	74	62

Net income, excluding after tax merger-related and restructuring expenses, and other intangible amortization	C	$1,779	1,767	1,724	1,575	1,380

RETURN ON AVERAGE COMMON STOCKHOLDERS’ EQUITY
Average common stockholders’ equity (GAAP)	D	$47,328	47,114	47,231	42,644	33,246
Merger-related and restructuring expenses (GAAP)		96	52	11	169	116

Average common stockholders’ equity, excluding merger-related and restructuring expenses	E	47,424	47,166	47,242	42,813	33,362
Average intangible assets (GAAP)	F	(23,195)	(23,148)	(23,020)	(19,257)	(12,473)

Average common stockholders’ equity, excluding merger-related and restructuring expenses, and other intangible amortization	G	$24,229	24,018	24,222	23,556	20,889

Return on average common stockholders’ equity
GAAP	A/D	13.95%	14.04	13.92	13.50	15.12
Excluding merger-related and restructuring expenses	B/E	14.36	14.43	14.19	13.95	15.72
Return on average tangible common stockholders’ equity
GAAP	A/D+F	27.36	27.61	27.16	24.62	24.20
Excluding merger-related and restructuring expenses, and other intangible amortization	C/G	29.14%	29.50	28.86	26.59	26.28

RETURN ON AVERAGE ASSETS
Average assets (GAAP)	H	$511,567	503,361	500,486	472,431	424,399
Average intangible assets (GAAP)		(23,195)	(23,148)	(23,020)	(19,257)	(12,473)

Average tangible assets (GAAP)	I	488,372	480,213	477,466	453,174	411,926

Average assets (GAAP)		511,567	503,361	500,486	472,431	424,399
Merger-related and restructuring expenses (GAAP)		96	52	11	169	116

Average assets, excluding merger-related and restructuring expenses	J	511,663	503,413	500,497	472,600	424,515
Average intangible assets (GAAP)		(23,195)	(23,148)	(23,020)	(19,257)	(12,473)

Average tangible assets, excluding merger-related and restructuring expenses	K	$488,468	480,265	477,477	453,343	412,042

Return on average assets
GAAP	A/H	1.29%	1.31	1.31	1.22	1.18
Excluding merger-related and restructuring expenses	B/J	1.33	1.35	1.34	1.26	1.24
Return on average tangible assets
GAAP	A/I	1.35	1.38	1.38	1.27	1.22
Excluding merger-related and restructuring expenses, and other intangible amortization	C/K	1.45%	1.48	1.46	1.38	1.33

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2005			2004
(In millions, except per share data)	*	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
OVERHEAD EFFICIENCY RATIOS
Noninterest expense (GAAP)	L	$4,004	3,788	3,872	3,834	3,671
Merger-related and restructuring expenses (GAAP)		(83)	(90)	(61)	(116)	(127)

Noninterest expense, excluding merger-related and restructuring expenses	M	3,921	3,698	3,811	3,718	3,544
Other intangible amortization (GAAP)		(101)	(107)	(115)	(113)	(99)

Noninterest expense, excluding merger-related and restructuring expenses, and other intangible amortization	N	$3,820	3,591	3,696	3,605	3,445

Net interest income (GAAP)		$3,403	3,358	3,413	3,297	2,965
Tax-equivalent adjustment		53	53	61	60	63

Net interest income (Tax-equivalent)		3,456	3,411	3,474	3,357	3,028
Fee and other income (GAAP)		3,242	2,977	2,995	2,804	2,601

Total	O	$6,698	6,388	6,469	6,161	5,629

Retail Brokerage Services, excluding insurance
Noninterest expense (GAAP)	P	$874	861	867	908	862

Net interest income (GAAP)		$153	142	143	144	143
Tax-equivalent adjustment		1	—	—	1	—

Net interest income (Tax-equivalent)		154	142	143	145	143
Fee and other income (GAAP)		905	880	886	906	826

Total	Q	$1,059	1,022	1,029	1,051	969

Overhead efficiency ratios
GAAP	L/O	59.78%	59.29	59.86	62.23	65.20
Excluding merger-related and restructuring expenses	M/O	58.55	57.87	58.92	60.34	62.96
Excluding merger-related and restructuring expenses, and brokerage	M-P/O-Q	54.04	52.85	54.12	54.99	57.54
Excluding merger-related and restructuring expenses, and other intangible amortization	N/O	57.06	56.19	57.15	58.50	61.20
Excluding merger-related and restructuring expenses, other intangible amortization and brokerage	N-P/O-Q	52.27%	50.85	52.01	52.77	55.42

OPERATING LEVERAGE
Operating leverage (GAAP)		$92	5	269	368	(55)
Merger-related and restructuring expenses (GAAP)		(8)	30	(55)	(10)	25

Operating leverage, excluding merger-related and restructuring expenses		84	35	214	358	(30)
Other intangible amortization (GAAP)		(7)	(8)	1	15	(8)

Operating leverage, excluding merger-related and restructuring expenses, and other intangible amortization		$77	27	215	373	(38)

DIVIDEND PAYOUT RATIOS ON COMMON SHARES
Dividends paid per common share	R	$0.51	0.46	0.46	0.46	0.40

Diluted earnings per common share (GAAP)	S	$1.06	1.04	1.01	0.95	0.96
Merger-related and restructuring expenses (GAAP)		0.03	0.03	0.02	0.04	0.04
Other intangible amortization (GAAP)		0.04	0.04	0.05	0.05	0.05

Diluted earnings per common share, excluding merger-related and restructuring expenses, and other intangible amortization	T	$1.13	1.11	1.08	1.04	1.05

Dividend payout ratios
GAAP	R/S	48.11%	44.23	45.54	48.42	41.67
Excluding merger-related and restructuring expenses, and other intangible amortization	R/T	45.13%	41.44	42.59	44.23	38.10

*	The letters included in the columns are provided to show how the various ratios presented in the tables on pages 21 and 22 are calculated. For example, return on average assets on a GAAP basis is calculated by dividing income (GAAP) by average assets (GAAP) (i.e., A/H) and annualized where appropriate.